CONFIDENTIAL DRAFT May 2, 2013 Project Intrepid Discussion Materials EXHIBIT (C)(13)

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CONFIDENTIAL DRAFT
Table of Contents

Executive Summary I
Financial Summary II
Pro Forma Analysis III
Valuation IV
A. Cosmic
B. Intrepid Midstream
C. Exchange Ratios
Appendix: Supplemental Data
A. Relative Valuation
B. Additional Pro Forma Analysis
C. Other

CONFIDENTIAL DRAFT I. Executive Summary 3

CONFIDENTIAL DRAFT
Transaction Overview
1. Cosmic Holdings acquires Intrepid Holdings GP from Intrepid
Holdings GP stakeholders for cash
2. Intrepid distributes 100% of its Intrepid Midstream LP
ownership interest pro rata to existing Intrepid unitholders
3. Intrepid acquires Cosmic General Partner, IDRs, and some
portion of Cosmic Holdings’ interest in Cosmic (or pro forma
Intrepid Midstream units) in exchange for Intrepid units
(debt-free)
4. Intrepid Midstream acquires Cosmic from Cosmic Holdings
and public unitholders in a unit-for-unit exchange plus a
one-time cash payment. Closing of this step not a condition
of GP transaction described above.
Summary Pro Forma LP Ownership

___________________________________
Source: Intrepid Management.
Intrepid Midstream
Intrepid
(units in millions)
Cosmic
Holdings
29%
Existing
Unitholders
71%
Intrepid
5%
Intrepid
Unitholders
37%
Public
Unitholders
20%
Cosmic
Holdings
14%
Cosmic
Unitholders
24%
GP Transaction MLP Merger
Adjustments Adjustments
SQ (+) (-) PF (+) (-) PF
Intrepid Midstream
Intrepid 56.4 (56.4) - 6.9 6.9
Intrepid Unitholders - 56.4 56.4 56.4
Public Unitholders 29.5 29.5 29.5
Cosmic Holdings - - 21.6 21.6
Cosmic Unitholders - - 36.7 36.7
Units Outstanding 85.9 85.9 151.1
Intrepid
Cosmic Holdings - 53.8 53.8 53.8
Existing Unitholders 131.8 131.8 131.8
Units Outstanding 131.8 185.6 185.6
Cosmic
Intrepid - 6.398 6.4 (6.4) -
Cosmic Holdings 26.5 (6.398) 20.1 (20.1) -
Public Unitholders 34.1 34.1 (34.1) -
Units Outstanding 60.6 60.6 -

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Transaction Structure

___________________________________
Source: Management.
GP Control
LP Interest,GP
Control + IDRs
LP Interest
100% Interest
LP Interest,
GP Control +
IDRs
Status Quo Organizational Structure
Intrepid
Holdings GP
Cosmic Holdings
Remaining
Operating Assets
Cosmic
Cosmic
Public
Unitholders
Pro Forma Partnership Organizational Structure
Cosmic Holdings
Intrepid
Remaining
Operating Assets
Intrepid
Midstream
Former Cosmic
Operating Assets
Intrepid
Public
Unitholders
Intrepid Mid.
Public
Unitholders
100% Interest
LP Interest+
GP Control
GP Control+
IDRs
LP Interest
100% Interest
Intrepid Mid.
Public
Unitholders
Intrepid
Midstream
Intrepid
Public
Unitholders
LP Interest
LP Interest
Intrepid
LP Interest
CONFIDENTIAL DRAFT

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CONFIDENTIAL DRAFT
Financial Snapshot

Status Quo Pro Forma
Intrepid Intrepid
Midstream Midstream
Unit Price as of 5/01/13 $25.46 $22.01 $23.53 $27.79 $25.46 $11.23
52-week High 26.01 22.25 29.12 29.12 26.01
52-week Low 18.31 13.32 19.90 19.90 18.31
Equity Value
(2)
$2,326 $2,900 $1,697 $2,005 $4,351 $2,085
Enterprise Value $3,046 $3,231 $2,293 $2,600 $5,692 $2,085
Price / 2013E Cash Flow 14.6x 17.2x 11.1x 13.1x 14.0x
Price / 2014E Cash Flow 12.0x 15.1x 10.4x 12.2x 12.1x
Enterprise Value / 2013E EBITDA 15.4x 19.4x 12.8x 14.5x 15.1x
Enterprise Value / 2014E EBITDA 11.3x 17.9x 10.0x 11.4x 11.4x
Minimum Quarterly Distribution $0.3700 NA $0.3000 $0.3000 $0.3700
Current LP Quarterly Distribution $0.3950 $0.2900 $0.5100 $0.5100 $0.4250
Current Yield 6.2% 5.3% 8.7% 7.3% 6.7%
Distribution CAGR - IPO to Last Qtr 5.4% (0.3%) 10.1% 10.1% NA
Distribution CAGR - Current to 2014E 9.4% 9.5% 4.6% 4.6% 13.5%
LP/GP Allocation 50% / 50% NA 50% / 50% 50% / 50% 50% / 50%
Current % of CF to IDR 6.0% NA 14.0% 14.0% 11.3%
Cash $4 $2 $0 $0 $4
Total Debt 725 331 596 596 1,346
Net Debt $721 $329 $596 $596 $1,341
Net Debt / 2013E EBITDA 3.7x 3.3x 3.3x 3.6x
Net Debt / LTM EBITDA 6.0x 5.3x 5.3x 5.8x
Intrepid
Pre-Spin
Cosmic
(1)
Intrepid
Post-Spin
Cosmic @ Offer
Price
(1)
___________________________________
Source: Management, Company filings, FactSet as of 5/1/2013.
Note: Intrepid and Intrepid Midstream financial information per 2/28/13  balance sheets provided by management. All forward-looking metrics represent Wall
Street consensus views unless noted otherwise. Offer price represented for Cosmic includes ~$25 million pro rata cash distribution to Cosmic Unitholders.
(1) Balance sheet information as of 12/31/12 from 424B5 filed 3/19, pro forma for CMM acquisition.
(2) GP and IDR cash flow valued at LP yield.
(3) Enterprise value / unlevered DCF per 2/23/13 Morgan Stanley Research Estimates.
(4) Initial quarterly distribution.
(5) FY1 (year ending 9/30/14) per Management projections.
(6) Assumes incremental debt to fund special distribution.
(3)
(4)
(5)
(5)
Pro forma Intrepid
Midstream equity
valued at status quo
unit price (implied 6.7%
yield)
Intrepid Post-Spin
equity value reflects
distribution of Intrepid
Midstream units to
Intrepid unitholders
(3)
(5)
(4)
(6)
($ in millions, except per unit
figures)

CONFIDENTIAL DRAFT II. Financial Summary 7

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CONFIDENTIAL DRAFT
Intrepid and Intrepid Midstream forecasts based on operating models provided by Intrepid Management
Three Cosmic forecast scenarios developed by Cosmic Management based on three gas-price scenarios:
1. Base Case
o
Outlook based on $4.18/MMBtu natural gas price
o
Marcellus and Fayetteville production grow significantly and Barnett activity grows steadily
o
Does not include any unidentified wedge capital
o
Growth capital expenditures and maintenance capital expenditures per Management forecast
2. Downside Case
o
Outlook based on $3.00/MMBtu natural gas price held steady over 4-year forecast period from 2014 +
o
Marcellus growth is tempered though still steady as wetter areas of Marcellus remain economical; dry areas of the
Barnett shrink compared to base case while wet areas remain unaffected given producer economics; Fayetteville growth slows compared to base but remains stable given BHP presence
o
Does not include any unidentified wedge capital
o
Growth capital expenditures reduced based on decreased demand; Maintenance capital expenditures remain unchanged compared to base case
3. Upside Case
o
Outlook based on $5.00/MMBtu natural gas price held steady over 4-year forecast period from 2014 +
o
All dry gas volumes increase in all major operating regions, wet gas volumes generally the same as the base case except for an increase in the Marcellus
o
Includes unidentified wedge capital of $200mm per year in each forecast year at an initial 9.5x EBITDA multiple that steadily improves to 6.5x
o
Organic growth capital expenditures increase due to higher volumes (also includes wedge growth capital);
maintenance capital expenditures remain unchanged
Forecast Assumptions

___________________________________
Source: Management.

14% CAGR

16% CAGR

5% CAGR

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Intrepid Midstream
$90
$100
$125
$172
$224
$243
$261
$288
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
$86
$95
$119
$121
$173
$183
$196
$221
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
EBITDA Distributable Cash Flow
$50
$160
$324
$130
$68
$140
$194
$2
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
$- $-
$1.51
$1.57
$1.70
$1.75
$1.79
$1.89
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
Growth Capex Distribution / Unit

___________________________________
Source: Management, company filings.
Note: CAGRs are FY 2013 – FY 2017.
($ in millions, except per unit figures)

10% CAGR

10% CAGR

10% CAGR

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CONFIDENTIAL DRAFT
Intrepid (1)
$234
$273
$196
$79
$88
$102
$113
$117
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
$145
$150
$99
$159
$177
$201
$222
$236
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
EBITDA Distributable Cash Flow
$281
$826
$19
$32
$8
$45
$2 $2
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
$2.79
$2.82
$1.75
$1.16
$1.25
$1.42
$1.58
$1.68
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017
Growth Capex Distribution / Unit

___________________________________
Source: Management, company filings.
Note: CAGRS are FY2013 – FY2017.
(1) Standalone, Pre-spin. Historical figures calculated by subtracting Intrepid Midstream operations from consolidated total.
($ in millions, except per unit figures)

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CONFIDENTIAL DRAFT
Cosmic
EBITDA Distributable Cash Flow
Growth Capex Distribution / Unit

___________________________________
Source: Management, company filings.
Note: “FY” projections normalized to fiscal year ending September 30. CAGRS are FY 2014 – FY 2017
$184
$202
$217
$231
$77
$107
$115
$173
$232
$326
$407
$487
$201
$262
$298
$332
CY2010 CY2011 CY2012 CY2013 FY2014 FY2015 FY2016 FY2017
$132
$138
$149
$157
$61
$86
$81
$125
$170
$242
$310
$373
$149
$197
$228
$254
CY2010 CY2011 CY2012 CY2013 FY2014 FY2015 FY2016 FY2017
$2.05
$2.04 $2.04
$2.06
$1.66
$1.87
$2.02
$2.07
$2.17
$2.54
$2.95
$3.29
$2.12
$2.38
$2.61
$2.82
CY2010 CY2011 CY2012 CY2013 FY2014 FY2015 FY2016 FY2017
$72
$45
$40
$36
$145
$47
$31
$127
$395
$236
$287
$281
$98
$76
$72
$65
CY2010 CY2011 CY2012 CY2013 FY2014 FY2015 FY2016 FY2017
($ in millions, except per unit figures)
High Case
Low Case
28%
18%
8%
Forecast CAGR
30%
19%
6%
15%
10%
2%

CONFIDENTIAL DRAFT III. Pro Forma Analysis 12

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CONFIDENTIAL DRAFT

Exchange Ratio Analysis
Cosmic / Intrepid Midstream
Average Exchange Ratio
Current 0.924x
20-Day VWAP 1.024x
3 Months 1.042x
6 Months 1.018x
1 Year 1.078x
Since IPO 1.175x
Transaction
20-Day VWAP 1.024x
With 5% Premium 1.076x
Adjusted For Cash 1.092x
__________________________________
Source: FactSet as of 5/1/2013.
(1)
Adjusted Offer Price: 1.092x
0.850x
0.950x
1.050x
1.150x
1.250x
1.350x
1.450x
1.550x
1.650x
1.750x
Dec-11 Feb-12 Apr-12 Jun-12 Aug-12 Oct-12 Dec-12 Feb-13 Apr-13
Current 20-Day VWAP 3 Months 6 Months 1 Year Since IPO
Includes ~$0.41 / unit cash consideration.
Adjusted Offer Price
(1)

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CONFIDENTIAL DRAFT
Contribution Analysis

___________________________________
Source: Management Forecast.
Note: All forward-looking projections reflect fiscal year ending September 30, unless otherwise noted.
(1) Cosmic LP DCF contribution reflects the difference between status quo and pro forma Intrepid Midstream LP DCF.
(2) Cosmic statistic calculated using calendar year ending 12/31/2013.
(3) Assumes 12% discount rate and 6.5% terminal yield for Intrepid Midstream; 14% discount rate and 7.5% terminal yield for Cosmic.
Cosmic
Intrepid Midstream
($ in millions)
61%
56%
58%
52%
46%
44%
56%
55%
49%
48%
53%
60%
50%
39%
44%
42%
48%
54%
56%
44%
45%
51%
52%
47%
40%
50%
@ Market
@ Deal Price
FY2013E EBITDA
FY2014E EBITDA
FY2015E EBITDA
FY2016E EBITDA
FY2013E Distributable Cashflow
FY2014E Distributable Cashflow
FY2015E Distributable Cashflow
FY2016E Distributable Cashflow
Base case
Low Case
High Case
1.092x
1.314x
1.041x
0.924x
34%
42%
13%
0%
83%
98%
1.690x
21%
1.827x
1.119x
27%
57%
68%
54%
1.172x
1.447x
1.550x
1.236x
0.938x
1%
1.419x
18%
Implied
Exchange
Ratio
Implied
Premium
To Market
Ratio
Unlevered Metrics
Cosmic Base Case
Levered Metrics
(1)
Cosmic Base Case
DCF Analysis
(3)
Adjusted Deal
Price
1.092x
(2)

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CONFIDENTIAL DRAFT
Detailed Transaction Build-up

___________________________________
Source: Management Assumptions, public filings, FactSet as of 5/1/13.
(1) 20-day VWAP as of 5/1/13.
GP Transaction MLP Merger
($ in millions, except per unit figures; units in millions except where stated)
1. Distribution of Intrepid Mid Units
Beginning Intrepid Mid Units Owned by Intrepid 56.399
Less: Intrepid Mid Units Retained by Intrepid 0.000
Intrepid Mid Units Distributed to Unitholders 56.399
Current Intrepid Mid Unit Price
(1)
$23.89
Value of Intrepid Mid Units Distributed $1,347.5
Intrepid Units Outstanding 131.750
Intrepid Unit Price
(1)
$21.50
Intrepid Market Cap $2,832.6
Less: Market Value of Distributed Units ($1,347.5)
Intrepid PF Market Cap $1,485.1
Implied Unit Price $11.27
Intrepid Mid Units Distributed 56.399
Intrepid Units Outstanding 131.750
Intrepid Mid Units Distributed / Intrepid Unit 0.428
2. Intrepid Acquires Cosmic GP/IDRs
GP Purchase Price $450.0
Intrepid Implied Unit Price (Post-Spin) $11.27
Intrepid Units Issued to Cosmic Holdings 39.921
3. Intrepid Acquires Cosmic Units from Cosmic Holdings
Cosmic Holdings Target Interest 29.0%
Intrepid Units Outstanding 131.750
Cosmic Holdings Target Units 53.813
Less: Intrepid Units Held by Cosmic Holdings (39.921)
Incremental Intrepid Units to Cosmic Holdings 13.892
Intrepid Implied Unit Price (Post-Spin) $11.27
Value of Intrepid Units Issued $156.6
Cosmic Unit Price
(1)
$24.47
Cosmic Units Acquired From Cosmic Holdings 6.398
4. Cosmic / Intrepid Merger
Cosmic Current Unit Price
(1)
$24.47
Premium 5.0%
Purchase Price / Unit $25.70
Cosmic Total Units Outstanding 60.578
Equity Purchase Price
$1,556.7
Intrepid Mid Current Unit Price
(1)
$23.89
Intrepid Mid Units Issued 65.158
Exchange Ratio 1.076
Beginning Cosmic Units Held by Intrepid 6.398
Exchange Ratio 1.076
Intrepid Mid Units Issued to Intrepid 6.882
5. Cash Consideration to Cosmic
Cash Payment $25.0
Cosmic Units Outstanding 60.578
Special Distribution $0.41
Portion of Cash Consideration to Intrepid for Cosmic Units $2.8

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CONFIDENTIAL DRAFT
Accretion / Dilution to Intrepid Midstream
Base Case

___________________________________
Source: Intrepid Management Projections.
(1) Per Intrepid management; primarily reflect cost savings.
($ in millions, except per unit figures; units in millions, except where stated)
(1)
Status Quo Adjustments Pro Forma
FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017
EBITDA from Existing Operations $223.5 $242.7 $260.9 $287.5 - - - - $223.5 $242.7 $260.9 $287.5
CMLP Adjusted EBITDA - - - - 201.1 262.4 298.5 332.4 201.1 262.4 298.5 332.4
Synergies - - - - 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0
Total Adjusted EBITDA 223.5 242.7 260.9 287.5 206.1 272.4 313.5 347.4 429.6 515.0 574.4 634.9
Interest Expense (Net) (43.0) (51.9) (57.0) (57.7) (48.4) (52.2) (52.9) (56.0) (91.4) (104.1) (109.9) (113.7)
Maintenance Capex (7.0) (7.8) (8.2) (8.6) (7.9) (7.6) (8.6) (11.1) (14.9) (15.4) (16.8) (19.7)
Total Available Cash 173.5 183.0 195.7 221.2 (56.3) (59.8) (61.5) (67.1) 323.3 395.5 447.7 501.5
Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs 146.2 150.7 158.9 173.2 266.9 303.9 331.7 359.2
Distributions Paid to GP 19.1 23.6 27.5 37.5 41.0 72.8 94.7 118.4
Total Distributions Paid 165.2 174.3 186.4 210.7 307.9 376.7 426.3 477.6
Beginning Common Units 85.903 85.903 85.903 91.727 65.158 151.061 154.225 157.971 162.324
New Units Issued - - 5.824 - 3.164 3.746 4.353 0.725
Ending Common Units 85.903 85.903 91.727 91.727 154.225 157.971 162.324 163.049
Average Common Units Outstanding 85.903 85.903 88.815 91.727 152.643 156.098 160.147 162.687
DCF ($ / LP Unit) $1.75 $1.81 $1.84 $1.95 $1.80 $2.01 $2.14 $2.28
Accretion / (Dilution) (%) 2.8% 11.2% 16.1% 17.2%
Paid Distribution ( $ / LP Unit) $1.70 $1.75 $1.79 $1.89 $1.75 $1.95 $2.07 $2.21
Accretion / (Dilution) (%) 2.7% 11.0% 15.8% 16.9%
Beginning Total Debt $777.0 $836.3 $968.1 $1,003.1 $843.1 $1,620 $1,695 $1,794 $1,917
Drawdown / (Repayment) 59.3 131.8 35.0 (8.5) 75.1 99.0 122.4 21.7
Ending Total Debt $836.3 $968.1 $1,003.1 $994.6 $1,695 $1,794 $1,917 $1,938
Debt / EBITDA 3.7x 4.0x 3.8x 3.5x 3.9x 3.5x 3.3x 3.1x

CONFIDENTIAL DRAFT
Intrepid Midstream
DCF / LP Unit Accretion / Dilution Sensitivities
Distributable Cash Flow Accretion

___________________________________
Source: Management projections.
GP Transaction & MLP Merger
Base Case
High Case
Low Case
6.0%
16.4%
25.9%
30.3%
2.8%
11.2%
16.1%
17.2%
(0.2%)
0.8%
2.9%
2.0%
FY2014 FY2015 FY2016 FY2017

CONFIDENTIAL DRAFT IV. Valuation 18

CONFIDENTIAL DRAFT A. Cosmic 19

Discount Rate

Discount Rate

Discount Rate

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Discounted Cash Flow – Cosmic

Exit Yield
9.0% 8.0% 7.0% 6.0%
16% $24.66 $26.82 $29.60 $33.31
15% 25.39 27.63 30.51 34.35
14% 26.16 28.47 31.46 35.43
13% 26.95 29.36 32.44 36.56
12% 27.79 30.27 33.47 37.74
Implied Perpetuity Growth Rates
Valuation Range ($ / LP Unit)
___________________________________
Source: Management projections.
Base Case
Exit Yield
9.0% 8.0% 7.0% 6.0%
16% $18.84 $20.42 $22.46 $25.17
15% 19.38 21.02 23.13 25.94
14% 19.95 21.65 23.83 26.74
13% 20.54 22.30 24.56 27.58
12% 21.16 22.98 25.32 28.45
Low Case
Exit Yield
9.0% 8.0% 7.0% 6.0%
16% $28.22 $30.75 $33.99 $38.32
15% 29.07 31.69 35.05 39.52
14% 29.96 32.67 36.15 40.78
13% 30.89 33.69 37.29 42.10
12% 31.85 34.76 38.49 43.47
High Case
Assumptions
Valuation date of 9/30/2013
Assumes 9/30/2017 exit with terminal value calculated by
applying range of distribution yields to FY2017 distribution
Cosmic calendar year distributions adjusted to conform to
Intrepid Midstream’s fiscal year
Distributions are discounted to valuation date using a range of discount rates
Forecasted distributions discounted using mid-year
convention
Distribution forecast based on Cosmic management
projections
Exit Yield
9.0% 8.0% 7.0% 6.0%
16% 6.4% 7.4% 8.4% 9.4%
15% 5.5% 6.5% 7.5% 8.5%
14% 4.6% 5.6% 6.5% 7.5%
13% 3.7% 4.6% 5.6% 6.6%
12% 2.8% 3.7% 4.7% 5.7%
Cosmic Base Case

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A B C D E F G H I J K L
Total Distribution Growth
Unit Equity 1 - Year Current % Current Current IPO to Latest Current to
Price @ Market Enterprise Current Forward of Dist. Breakeven Tier Latest Q Quarter/ 2015E
Company 5/1/13 Value
(1)
Value Yield Yield to IDR Yield (LP / GP) CAGR Quarter CAGR
Access Midstream Partners $42.06 $8,489 $11,036 4.4% 5.4% 4% 4.6% 75 / 25 14% 4% 16%
Atlas Pipeline Partners LP 36.35 2,594 3,813 6.5% 7.7% 6% 6.9% 75 / 25 3% 2% 13%
American Midstream Partners,  LP 18.59 177 302 9.3% 9.3% 0% 9.3% 98 / 2 3% (4%) 0%
Crosstex Energy LP 17.91 1,806 2,785 7.4% 8.5% 4% 7.7% 75 / 25 3% 0% 9%
DCP Midstream Partners LP 48.42 3,821 5,475 5.8% 6.3% 22% 7.4% 51 / 49 10% 1% 8%
EQT Midstream Partners 45.92 1,632 1,610 3.2% 4.1% 0% 3.2% 98 / 2 6% 6% 20%
Eagle Rock Energy Partners LP 10.17 1,630 2,691 8.7% 9.0% 0% 8.7% 100 / 0 (8%) 0% 3%
Markwest Energy Partners LP 62.68 9,404 11,882 5.3% 6.1% 0% 5.3% 100 / 0 12% 1% 11%
Regency Energy Partners LP 25.55 5,743 8,525 7.2% 7.6% 3% 7.4% 75 / 25 4% 0% 5%
Summit Midstream Partners LP 27.27 1,362 1,553 6.2% 6.9% 0% 6.2% 98 / 2 10% 2% 10%
Southcross Energy Partners LP 21.95 550 757 7.3% 7.5% 0% 7.3% 98 / 2 0% 0% 4%
Targa Resources Partners LP 44.61 6,128 8,604 6.3% 7.1% 23% 8.1% 50 / 50 13% 3% 9%
Western Gas Partners 59.46 7,726 9,010 3.6% 4.4% 17% 4.4% 50 / 50 13% 4% 16%
Median $2,594 $3,813 6.3% 7.1% 3% 7.3% 6% 1% 9%
Mean 3,928 5,234 6.2% 6.9% 6% 6.6% 6% 1% 10%
Low $177 $302 3.2% 4.1% 0% 3.2% (8%) (4%) 0%
High 9,404 11,882 9.3% 9.3% 23% 9.3% 14% 6% 20%
Cosmic $23.53 $1,697 $2,529 8.7% 9.2% 14% 10.1% 50 / 50 10% 0% 5%
Selected Cosmic Trading Comparables

___________________________________
Source: Company filings, FactSet as of 5/1/13.
(1) GP and IDR cash flow valued at LP yield.
($ in millions, except per unit figures)
Cosmic Cosmic Peers Implied Valuation
Statistic Low Med High Low Med High
FY2014 Distribution 9.3% 7.1% 4.1%
Base $2.12 $22.78 $29.93 $52.34
Low 2.05 22.03 28.94 50.61
High 2.17 23.32 30.63 53.57
Median $22.78 $29.93 $52.34
Implied Valuation

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CONFIDENTIAL DRAFT
Selected Cosmic Asset Transaction Comparables
Selected Asset Transactions

___________________________________
Implied Valuation
Cosmic Selected Transactions Implied Valuation
Statistic Low Med High Low Med High
FY2014 EBITDA 9.0x 11.8x 18.5x
Cosmic Base $201 $1,809 $2,381 $3,719
Cosmic Low 184 1,656 2,180 3,404
Cosmic High 232 2,088 2,748 4,292
$ / Share
$16.30 $25.74 $47.82
13.77 22.42 42.63
20.90 31.81 57.29
Median $16.30 $25.74 $47.82
(8)
($ in millions, except per unit figures)
A B C D E F
Date Transaction Forward EBITDA
Announced Acquirer Seller(s) Assets Value ($MM) Multiple
4/16/13 Atlas Pipeline Partners LP TEAK Midstream LLC Eagle Ford G&P assets $1,000 9.0x
(1)
1/9/13 Summit Midstream Partners LLC Bear Tracker Energy LLC Bakken and Niobrara crude, water and gas gathering & processing assets 513 -
(2)
12/3/12 Atlas Pipeline Partners LP Cardinal Midstream LLC G&P assets in the Arkoma Woodford basin and gas treating in multiple basins 600 10.0x
(3)
11/15/12 Targa Resources Partners LP Saddle Butte Pipeline LLC Bakken gathering assets, processing plant and crude terminal 950 13.7x
(4)
5/7/12 MarkWest Energy Partners LP Rex Energy Two Marcellus gas processing plants and a gas gathering system 512 18.3x
(5)
4/10/12 Penn Virginia Resource Partners LP Chief Oil and Gas Six Marcellus natural gas gathering systems 1,000 18.5x
(6)
3/20/12 Williams Partners LP Caiman Energy LLC Marcellus Gathering and Processing subsidiary 2,500 9.5x
(7)
Median $950 11.8x
Mean $1,011 13.2x
Low $512 9.0x
High $2,500 18.5x
Source: Company filings, Press Releases, IHS Herold.
Note: Transaction since 1/1/2012 greater than $500 million in total value. Excludes related-party transactions.
(1)
TV / “forward” EBITDA per Wells Fargo research note dated 4/17/13.
(2)
No public multiple disclosed.
(3)
TV / 2013 EBITDA per APL press release.
(4)
TV / 2013 EBITDA per NGLS press release.
(5)
TV / 2013 EBITDA per MWE press release.
(6)
TV and post-closing 2012 capex/ 2012 EBITDA per Bank of America Merrill Lynch Research. Projected EBITDA growth implies 6.0 – 6.5x 2014 multiple.
(7)
TV and $1.3 billion in post-closing capital expenditures / 2014 EBITDA as disclosed on post-announcement analyst call.
(8)
Per share value calculated using projected 9/30/2013 balance sheet information and share count.

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CONFIDENTIAL DRAFT
Selected Cosmic Corporate Transaction Comparables
Selected Public MLP Transactions

___________________________________
Source: Company filings, Press Releases, IHS Herold.
(1) TV / 2013 consensus EBITDA per FactSet.
(2) Implied EV / 2011 consensus EBITDA per FactSet. EPD held a 58.5% stake in Duncan prior to the transaction.
(3) TV / 2009 consensus EBITDA per Bloomberg.
(4) TV / 2006 consensus EBITDA per FactSet.
(5) TV / 2005 consensus EBITDA per FactSet.
(6) TV / 2004 consensus EBITDA per FactSet.
(7) TV / FY2014 EBITDA. Assumes projected 9/30 target debt.
(8) Per share value calculated using projected 9/30/2013 balance sheet information and share count.
Implied Valuation
(8)
($ in millions, except per unit figures)
A B C D E F
Date Transaction Forward EBITDA
Announced Acquirer Seller(s) Assets Value ($MM) Multiple
1/30/13 Kinder Morgan Energy Partners LP Copano Energy LLC G&P systems in OK, TX and WY $4,771 15.7x
(1)
2/23/11 Enterprise Product Partners  LP Duncan Energy Partners LP Natural gas and NGL infrastructure in TX and LA 1,315 9.3x
(2)
6/29/09 Enterprise Product Partners  LP TEPPCO Partners LP Gas, NGL and Crude transportation infrastructure 5,894 10.6x
(3)
6/12/06 Plains All American Pipeline LP Pacific Energy Partners LP Crude pipeline systems 2,325 16.0x
(4)
11/1/04 Valero LP Kaneb PipeLine Partners LP Pipeline and terminal assets 2,580 12.9x
(5)
12/15/03 Enterprise Products Partners LP Gulfterra Energy Partners LP Gulf of Mexico gathering infrastructure 5,581 12.2x
(6)
Median $3,676 12.9x
Mean $3,744 12.8x
Low $1,315 9.3x
High
$5,894 16.0x
Intrepid Midstream Cosmic $2,542 12.6x
(7)
Cosmic Selected Transactions Implied Valuation
Statistic Low Med High Low Med High
FY2014 EBITDA 9.3x 12.9x 16.0x
Cosmic Base $201 $1,863 $2,584 $3,221
Cosmic Low 184 1,706 2,365 2,948
Cosmic High 232 2,151 2,982 3,717
$ / Share
$17.04 $28.93 $39.45
14.44 25.33 34.95
21.79 35.51 47.65
Median $17.04 $28.93 $39.45

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Analyst Price Targets

___________________________________
Source: Bloomberg as of 4/30/13.
A B C D E F
Premium /
Price (Discount)
Firm Date Updated Analyst Rating Target to Current
Simmons & Co. 3/21/2013 Mark L Reichman Overweight $30.00 27%
Ladenburg Thalmann & Co. 3/19/2013 Eduardo Seda Buy 32.50 38%
Barclays 2/28/2013 Heejung Ryoo Equalweight 27.00 15%
RBC Capital Markets 2/27/2013 TJ Schultz Sector Perform 26.00 10%
Hilliard Lyons 2/27/2013 Joel Havard Long-term Buy 32.00 36%
Median $30.00 27%
Mean $29.50 25%
Low $26.00 10%
High $32.50 38%

CONFIDENTIAL DRAFT
Cosmic Valuation Summary

Discounted Cash Flow Analysis
Comparable Transactions
___________________________________
(1) As of 5/1/2013. Offer price for Cosmic unit consists of 1.076 Intrepid Midstream units to be issued per Cosmic unit plus $0.41 cash per Cosmic unit.
($ / Unit)
Offer
Price
$27.79 (1)
$24.66
$18.84
$28.22
$22.78
$16.30
$17.04
$26.00
$37.74
$28.45
$43.47
$52.34
$47.82
$39.45
$32.50
Base
Case
Downside
Case
Upside
Case
Comparable
Companies
Asset
Transactions
Public MLP
Transactions
Analyst
Price
Targets

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ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Selected Energy Transaction Premiums

___________________________________
Source: Company filings, Press Releases, Dealogic, FactSet.
(1) Equity purchase price per FactSet. Excludes debt at target.
(2) Purchase price reflects 73.33% LP interest acquired from public unitholders.
(3) Includes $25 million cash consideration.
A B C D E F G H
Equity
Premium
Announcement
Purchase
Spot Average
Date Target Acquiror Price
(1)
1-Day 1-Week 1-Month % Stock
1/30/2013 Copano Energy LLC Kinder Morgan Energy Partners LP $3,230 24 22 24 100
2/23/2011 Duncan Energy Partners LP Enterprise Products Partners LP 1,050 35 35 36 100
4/29/2009 Teppco Partners LP Enterprise Products Partners LP 3,286 18 17 27 100
6/12/2006 Pacific Energy Partners LP Plains All American Partners LP 929 (2) 11 11 14 100
11/1/2004 Kaneb Services LP Valero LP 1,741 21 19 19 100
12/15/2003 GulfTerra Energy Co LLC Enterprise Products Partners LP 2,475 2 3 3 100
Median $2,325 19% 18% 21%
Low $1,050 2% 3% 3%
High $3,286 35% 35% 36%
Cosmic Intrepid Midstream
$1,711 18.3% 14.2% 13.9%
(2)

CONFIDENTIAL DRAFT B. Intrepid Midstream 27

Discount Rate

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CONFIDENTIAL DRAFT
Discounted Cash Flow – Intrepid Midstream

Implied Perpetuity Growth Rate
Valuation Range ($ / LP Unit)
___________________________________
Source: Management projections.
Assumptions
Valuation date of 9/30/2013
Assumes 9/30/2017 exit with terminal value calculated by
applying range of distribution yields to FY2017 distribution
Distributions are discounted to valuation date using a range of discount rates
Forecasted distributions discounted using mid-year
convention
Distribution forecast based on Intrepid Midstream
management projections
Exit Yield
8.0% 7.0% 6.0% 5.0%
16% 7.4% 8.4% 9.4% 10.5%
15% 6.5% 7.5% 8.5% 9.5%
14% 5.6% 6.5% 7.5% 8.6%
13% 4.6% 5.6% 6.6% 7.6%
12% 3.7% 4.7% 5.7% 6.7%
Exit Yield
8.0% 7.0% 6.0% 5.0%
14% $19.50 $21.49 $24.15 $27.88
13% 20.09 22.16 24.91 28.78
12% 20.71 22.85 25.71 29.71
11% 21.35 23.58 26.54 30.68
10% 22.03 24.33 27.40 31.70

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CONFIDENTIAL DRAFT
Selected Intrepid Midstream Trading Comparables

___________________________________
Source: Company filings, FactSet as of 5/1/13.
(1) GP and IDR cash flow valued at LP yield.
($ in
millions,
except per
unit figures)
Intrepid Mid Intrepid Midstream Peers Implied Valuation
Statistic Low Med High Low Med High
FY2014 Distribution $1.70 9.3% 6.4% 3.8% $18.20 $26.39 $45.24
Implied Valuation
A B C D E F G H I J K L
Total
Distribution Growth
Unit Equity 1 - Year Current % Current Current IPO to Latest Current to
Price @ Market Enterprise Current Forward of Dist. Breakeven Tier Latest Q Quarter/ 2015E
Company 5/1/13 Value
(1)
Value Yield Yield to IDR Yield (LP / GP) CAGR Quarter CAGR
Blueknight Energy Partners, L.P. $8.83 $486 $694 5.3% 6.5% 0% 5.3% 98 / 2 (12%) 2% 15%
Boardwalk Pipeline Partners LP 29.82 7,542 11,077 7.1% 7.2% 7% 7.7% 50 / 50 6% 0% 2%
Buckeye Partners LP 61.34 6,459 9,061 6.8% 7.0% 0% 6.8% 100 / 0 5% 0% 3%
Delek Logistics Partners LP 31.25 781 848 4.9% 5.7% 0% 4.9% 98 / 2 5% NA 14%
El Paso Pipeline Partners LP 42.25 12,419 16,551 5.9% 6.4% 25% 7.8% 50 / 50 16% 2% 6%
Enbridge Energy Partners LP 28.96 10,962 17,287 7.5% 7.8% 15% 8.8% 50 / 50 3% 0% 3%
Energy Transfer Partners LP 48.85 23,272 47,309 7.3% 7.7% 35% 11.3% 51 / 49 10% 0% 6%
Enterprise Products Partners LP 59.74 54,604 70,428 4.5% 4.9% 0% 4.5% 100 / 0 8% 2% 7%
Genesis Energy LP 47.73 3,901 4,741 4.2% 4.8% 0% 4.2% 100 / 0 8% 3% 11%
Global Partners LP 35.37 1,025 2,041 6.6% 7.3% 4% 6.9% 76 / 24 5% 2% 8%
Holly Energy Partners LP 37.63
2,254 3,139 5.1% 5.5% 0% 5.1% 98 / 2 8% 2% 6%
Lehigh Gas Partners LP 23.95 371 626 7.3% 8.5% 0% 7.3% 100 / 0 NA  NA 12%
Kinder Morgan Energy Partners LP 86.08 65,032 83,835 6.0% 6.5% 44% 10.7% 50 / 50 12% 1% 6%
Magellan Midstream Partners LP 52.10 11,833 14,088 3.9% 4.4% 0% 3.9% 100 / 0 12% 1% 12%
MPLX LP 36.99 2,833 3,163 2.9% 3.8% 0% 2.9% 98 / 2 8% 4% 20%
Martin Midstream Partners LP 41.16 1,225 1,749 7.5% 7.7% 9% 8.2% 50 / 50 4% 1% 4%
Niska Gas Storage 15.06 1,059 1,828 9.3% 9.3% 0% 9.3% 98 / 2 0% 0% (0%)
NuStar Energy LP 49.36 4,432 6,283 8.9% 8.9% 11% 10.0% 75 / 25 5% 0% 1%
Oiltanking Partners L.P. 50.09 2,001 2,143 3.2% 3.8% 1% 3.3% 85 / 15 11% 4% 15%
ONEOK Partners LP 50.18 15,659 19,938 5.7% 6.2% 28% 7.9% 50 / 50 5% 1% 8%
PAA Natural Gas Storage LP 21.55 1,889 2,470 6.6% 6.8% 1% 6.7% 85 / 15 2% 0% 2%
Plains All American Pipeline Partners LP 56.30 28,602 36,493 4.1% 4.6% 30% 5.9% 50 / 50 2% 2% 9%
Rose Rock Midstream 42.13 933 1,067 4.1% 4.8% 0% 4.1% 85 / 15 12% 7% 14%
Spectra Energy Partners LP 37.95 4,816 5,639 5.2% 5.6% 12% 5.9% 50 / 50 10% 1% 6%
Sunoco Logistics Partners LP 61.01 9,177 11,038 3.8% 4.6% 28% 5.2% 50 / 50 13% 5% 16%
Susser Petroleum Partners LP 30.72 673 718 5.7% 6.5% 0% 5.7% 100 / 0 0% 0% 13%
TC Pipelines Partners LP 45.39 2,477 3,162 6.9% 7.1% 0% 6.9% 98 / 2 4%
0% 2%
Tesoro Logistics LP 61.24 3,002 3,336 3.2% 4.1% 5% 3.4% 75 / 25 18% 4% 22%
TransMontaigne Partners LP 45.61 756 934 5.6% 6.2% 11% 6.3% 50 / 50 6% 0% 11%
Williams Partners LP 51.59 30,576 38,220 6.6% 7.2% 28% 9.1% 50 / 50 13% 2% 7%
Median $3,452 $4,039 5.7% 6.4% 2% 6.5% 6% 1% 7%
Mean 10,368 13,997 5.7% 6.2% 10% 6.5% 7% 2% 9%
Low $371 $626 2.9% 3.8% 0% 2.9% (12%) 0% (0%)
High 65,032 83,835 9.3% 9.3% 44% 11.3% 18% 7% 22%
Intrepid Midstream $25.46 $2,326 $3,046 6.2% 6.9% 6% 6.6% 50 / 50 5% 1% 9%

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CONFIDENTIAL DRAFT
Analyst Price Targets

___________________________________
Source: Bloomberg as of 4/30/13.
A B C D E F
Premium /
Price (Discount)
Firm Date Updated Analyst Rating Target to Current
Guzman & Co. 4/10/2013 Hinds Howard Outperform $27.00 6%
JP Morgan 3/21/2013 Jeremy Tonet Overweight 26.00 2%
Robert W. Baird & Co. 2/6/2013 Ethan Bellamy Neutral 24.00 (6%)
Stifel 2/6/2013 Selman Akyol Buy 26.00 2%
Barclays 2/6/2013 Brian Zarahn Overweight 26.00 2%
Credit Suisse 1/9/2013 Brett Reilly Outperform 28.00 10%
Median $26.00 2%
Mean $26.17 3%
Low $24.00 (6%)
High $28.00 10%

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CONFIDENTIAL DRAFT Intrepid Midstream Valuation Summary 31 Current Price $25.46 Discounted Cash Flow Comparable Companies Price Targets $19.50 $18.20 $24.00 $31.70 $45.24 $28.00

CONFIDENTIAL DRAFT C. Exchange Ratios 32

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
1.191x
0.897x
1.371x
1.157x
0.640x
0.669x
1.083x
1.265x
0.966x
1.447x
1.252x
1.878x
1.549x
1.161x
Implied Exchange Ratios With Each Valuation Method

0.778x
0.594x
0.890x
0.504x
0.640x
0.669x
0.929x
1.935x
1.459x
2.229x
2.876x
1.878x
1.549x
1.354x
Base
Case
Cosmic
Downside
Case
Cosmic
Upside
Case
Comparable
Companies
Asset
Transactions
Public MLP
Transactions
Price
Targets
Discounted Cash Flow Analysis
Adjusted
Exchange
Ratio
1.092x
(1)
___________________________________
(1)
(2) Valuation method only used for Cosmic. Intrepid Midstream value derived from current market value.
Comparable Transactions
(2)
High/Low, Low/High
Offer price for Cosmic unit consists of 1.076 Intrepid Midstream  units to be issued per Cosmic unit plus $0.41 cash per Cosmic unit.
Low/Low, High/High

CONFIDENTIAL DRAFT Appendix: Supplemental Data 34

CONFIDENTIAL DRAFT A. Relative Valuation 35

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CONFIDENTIAL DRAFT
Consolidated Value Impact

___________________________________
(1) Calculated using midpoint of discount and exit yield range. Assumes 5% yield and 18% discount rate for Intrepid; 6.5% yield and 12%
discount rate for Intrepid Midstream .
(2) Assumes Cosmic base case forecast.
(3) Reflects GP / LP cash flow split at Intrepid Midstream. Does not reflect Intrepid operating assets or LP units held.
82.2%
85.3%
86.5%
88.5%
17.8%
14.7%
13.5%
11.5%
FY2017
FY2016
FY2015
FY2014
Status Quo Pro Forma (2)
75.2%
77.8%
80.7%
86.7%
24.8%
22.2%
19.3%
13.3%
FY2017
FY2016
FY2015
FY2014
Consolidated
Value Split
LP / GP Cash
Flow Split (3)
($ in millions, except per unit
figures; units in millions, except
where stated)
LP
74.6%
GP
25.4%
LP
71.0%
GP
29.0%
Intrepid
Midstream Intrepid
NAV/Unit
(1)
$24.17 $21.58
Units Outstanding 85.9 131.8
Total NAV $2,076 $2,843
Less GP Assets
Intrepid Mid Units ($1,363)
Operating Assets (879)
GP Holdco Value $601
Combined
Total Value $2,076 $601 $2,677
% of Combined 77.6% 22.4%
Intrepid
Midstream Intrepid
NAV/Unit
(1)
$27.93 $14.50
Units Outstanding 151.1 185.6
Total NAV $4,219 $2,691
Less GP Assets
Intrepid Mid Units ($192)
Operating Assets (879)
GP Holdco Value $1,620
Combined
Total Value $4,219 $1,620 $5,839
% of Combined 72.2% 27.8%

[redacted]

[redacted]

Discount Rate

[redacted]

[redacted]

Discount Rate

[redacted]

[redacted]

Discount Rate

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CONFIDENTIAL DRAFT
Intrepid Midstream NAV Accretion

___________________________________
Source: Management projections.
Note: based on Discounted Cash Flow Analysis methodology outlined in Section V.
(1) Cosmic base case.
Status Quo
% Accretion /
(Dilution)
Pro Forma (1)
($ / LP Unit)
Exit Yield
8.0% 7.0% 6.0% 5.0%
14% $19.50 $21.49 $24.15 $27.88
13% 20.09 22.16 24.91 28.78
12% 20.71 22.85 25.71 29.71
11% 21.35 23.58 26.54 30.68
10% 22.03 24.33 27.40 31.70
Exit Yield
8.0% 7.0% 6.0% 5.0%
14% $22.47 $24.80 $27.91 $32.27
13% 23.16 25.58 28.80 33.31
12% 23.88 26.39 29.73 34.40
11% 24.63 27.23 30.69 35.54
10% 25.42 28.11 31.70 36.73
Exit Yield
8.0% 7.0% 6.0% 5.0%
14% 15.24% 15.40% 15.57% 15.75%
13% 15.28% 15.43% 15.60% 15.78%
12% 15.32% 15.47% 15.63% 15.80%
11% 15.35% 15.50% 15.66% 15.83%
10% 15.39% 15.53% 15.69% 15.86%

Discount Rate

Discount Rate

Discount Rate

Discount Rate

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Discounted Cash Flow – Cosmic Holdings GP

Implied Perpetuity Growth Rate
Valuation Range
___________________________________
Source: Management projections.
Assumptions
Valuation date of 9/30/2013
Assumes 9/30/2017 exit with terminal value calculated by
applying range of distribution yields to FY2017 GP cash flow
Distributions are discounted to valuation date using a range of discount rates
Forecasted GP cash flows discounted using mid-year
convention
Forecast based on Cosmic management projections
Base Case
Low Case
High Case
Cosmic Base Case
($ in millions)
Exit Yield
5.5% 4.5% 3.5% 2.5%
24% $669 $790 $980 $1,322
22% 710 839 1,042 1,407
20% 754 892 1,109 1,499
18% 802 950 1,182 1,599
16% 855 1,013 1,261 1,708
Exit Yield
5.5% 4.5% 3.5% 2.5%
24% $256 $299 $367 $488
22% 271 317 389 518
20% 287 336 413 551
18% 305 357 439 587
16% 324 379 467 626
Exit Yield
5.5% 4.5% 3.5% 2.5%
24% $1,090 $1,292 $1,610 $2,181
22% 1,158 1,373 1,712 2,322
20% 1,231 1,462 1,824 2,476
18% 1,311 1,557 1,945 2,642
16% 1,398 1,662 2,076 2,823
Exit Yield
5.5% 4.5% 3.5% 2.5%
24% 17.5% 18.7% 19.8% 21.0%
22% 15.6% 16.7% 17.9% 19.0%
20% 13.7% 14.8% 15.9% 17.1%
18% 11.8% 12.9% 14.0% 15.1%
16% 10.0% 11.0% 12.1% 13.2%

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CONFIDENTIAL DRAFT
General Partner Transactions

A B C D E F G H I J K L M N O P
Implied Implied (GP+IDR) Value /
Transaction % EV / Total Cash Flow GP Enterprise Cash Distribution (IDR+GP) % of Dist. Tier
Date Acquiror Target Assets Acquired Consideration Value ($MM) Premium LTM FY+1 FY+2 Value ($MM) LTM FY+1 FY+2 to IDR (LP / GP)
12/11/2012 Williams Inc.
Access Midstream Partners
LP
1% GP interest, 50% IDR interest, 34.5MM subordinated
units
Cash $1,823 41.2x 37.3x 25.9x $1,533 260.0x 147.4x 48.2x 2.0% 75 / 25
06/08/2012
Global Infrastructure
Partners
Chesapeake Midstream
Partners LP
1% GP interest, 50% IDR interest, 33.7MM LP units,
34.5MM subordinated units
Cash 2,000 21.6x 18.7x 14.5x 753 131.7x 73.1x 26.0x 0.6% 85 / 15
12/28/2010 Genesis Energy LP Genesis Energy GP 2% GP interest, 100% IDR interest Stock 665 58.5x 31.8x 25.6x 665 58.5x 31.8x 25.6x 16.4% 49 / 51
09/21/2010 Penn Virginia Resources LP Penn Virginia GP Holdings LP 2% GP interest, 100% IDR interest, 19.6MM LP units Stock 948 9% 16.8x 14.6x 14.0x 457 23.5x 17.1x 15.9x 18.5% 50 / 50
09/20/2010
Natural Resource Partners
LP
Natural Resource Partners
GP
100% IDR Interest Stock 882 24.0x 21.6x 17.1x 882 24.0x 21.6x 17.1x 24.0% 50 / 50
09/07/2010
Enterprise Products Partners
LP
Enterprise GP Holdings L.P. 2% GP interest, IDR interest, 21.6MM EPD units Stock 9,123 16% 35.3x 22.9x 21.3x 8,294 46.3x 24.3x 21.6x 13.3% 75 / 25
08/09/2010 Inergy LP Inergy Holdings LP 7.1% LP Interest, 0.7% GP Interest, 100% IDR interest Stock 2,150 5% 28.1x 25.4x 21.1x 1,946 31.2x 26.4x 22.0x 27.4% 51 / 49
07/22/2010 First Reserve/Crestwood Quicksilver Gas Services GP
1.6% GP Interest, IDR Interest, 5.7MM LP Units, 11.5MM
Sub Units, $57 N/R
Cash 644 22.2x 21.7x 18.9x 302 184.9x 137.1x 81.5x 4.1% 75 / 25
06/11/2010 Buckeye Partners Buckeye GP Holdings
0.5% GP Interest, IDR interest, 1% interest in BPL's
operating partnerships
Stock 1,161 32% 26.7x 24.4x 22.3x 1,156 26.7x 21.2x 19.2x 32.3% 55 / 46
05/11/2010 Energy Transfer Equity Regency GP 100% GP interest Stock 300 NM 34.5x 19.2x 300 NA 44.1x 23.8x 1.7% 75 / 25
12/17/2009 Quintana Capital Genesis Energy GP All DNR's Class A membership interests in GP Cash 85 15.4x 10.3x 6.1x 96 15.4x 10.3x 6.1x 9.7% 51 / 49
03/03/2009
Magellan Midstream
Partners, LP
Magellan Midstream
Holdings, LP
1.989% GP Interest, 100% IDR Interest Stock 1,148 25% 12.9x 11.4x 9.8x 1,148 12.9x 11.4x 9.8x 29.1% 50 / 50
09/05/2007
MarkWest Energy Partners,
LP
MarkWest Hydrocarbon, Inc. 2% GP Interest, 100% IDR Interest, 4.9MM LP Units Mix 734 22% 20.4x 20.6x 15.5x 576 22.4x 22.8x 16.0x 25.5% 50 / 50
06/18/2007 GE Financial Services Regency GP
1.8% GP Interest, 91.3% IDR Interest, 17.8MM
Subordinated Units
Cash 603 22.6x 21.2x 16.6x 217 167.2x 135.9x 47.3x 0.0% 98 / 2
04/03/2007
ArcLight, Kelso, Lehman
Brothers
Buckeye GP 63% of GP Interest & IDR Interest Cash 412 24.6x 23.0x 20.3x 648 24.7x 20.3x 18.2x 29.4% 55 / 45
06/19/2006
Morgan Stanley Capital
Group
Transmontaigne Inc. 2% GP Interest, 100% IDR Interest Cash 539 23% 54.5x 52.6x 44.1x 357 NA NA NA 0.0% 98 / 2
06/12/2006
Plains All American Pipeline
LP
Pacific Energy Partners
2% GP Interest, 100% IDR Interest, 2.6MM LP Units, 7.8MM
Subordinated Units, Remaining balance of LP units
Mix 700 27.9x 26.4x 23.8x 391 182.1x 130.4x 88.9x 1.4% 85 / 15
02/23/2005
Enterprise GP Holdings
(EPCO, Inc.)
TEPPCO GP 2% GP Interest, 100% IDR Interest Mix 1,100 14.8x 14.1x 13.0x 1,000 14.8x 14.0x 12.9x 30.0% 50 / 50
11/01/2004 Valero LP Kaneb Services 2% GP Interest, 100% IDR Interest Cash 545 38% 19.6x 18.6x 17.6x 252 23.7x 22.1x 20.0x 8.2% 70 / 30
09/16/2004 ONEOK, Inc. Northern Border GP 1.7% GP Interest, 85% IDR Interest, 0.5MM Common Units Mix 175 15.8x 16.4x 16.3x 181 16.2x 16.9x 16.7x 5.0% 75 / 25
All Transactions
Median 22% 22.6x 21.6x 18.3x 25.7x 22.8x 20.0x
Mean 21% 26.5 23.4 19.2 70.3 48.8 28.2
High Split Transactions
Median 22% 18.6x 17.6x 14.8x 22.9x 18.7x 16.0x
Mean 19% 23.0 18.5 15.7 24.2 18.5 15.5
_____________________________________
Source: Company filings; Herold; Dealogic.
($ in millions)

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
A B C D E F G H I J K L
Market LP Units MLP Distibution Growth
Unit Equity Value of Mkt Value / 2014E Current IPO to Latest Current
Price @ Market Enterprise LP Units Equity GP & IDR Tier Current Latest Q Quarter/ to CY14E
Company 5/1/13 Value Value Held Value % of GP DCF (LP / GP) Yield CAGR Quarter CAGR
Atlas Energy LP $50.03 $2,570 $2,897 $733 29% 35% 75 / 25 2.5% 10% 15% 82%
Alliance Holdings GP 60.20 3,604 3,601 1,161 32% 63% 50 / 50 5.1% 22% 6% 11%
Crosstex Energy Inc 17.72 846 844 294 35% 34% 75 / 25 2.7% 2% 0% 42%
Energy Transfer Equity LP 58.82 16,467 20,615 3,235 20% 70% 51 / 49 4.4% 18% 3% 10%
Kinder Morgan Inc 38.53 41,784 53,196 4,220 10% 83% 50 / 50 3.9% 13% 6% 11%
Nustar GP Holdings LLC 30.08 1,282 1,299 513 40% 53% 75 / 25 7.2% 10% 0% 3%
Targa Resources Corp. 64.38 2,725 2,799 578 21% 75% 50 / 50 3.1% 34% 17% 31%
Western Gas Equity Partners LP 35.93 7,865 7,862 2,769 35% 37% 50 / 50 2.0% 0% 0% 38%
Median $2,725 $2,897 $733 29% 53% 3.5% 10% 3% 21%
Mean 8,820 10,605 1,546 27% 50% 3.9% 12% 5% 29%
Low $846 $844 $294 10% 2% 2.0% 0% 0% 3%
High 41,784 53,196 4,220 40% 83% 7.2% 34% 17% 82%
Intrepid 22.01 2,900 3,231 1,436 50% 12% 50 / 50 5.3% (4%) 0% 10%
General Partner Trading Comparables

_____________________________________
Source: Company filings, FactSet as of 5/1/2013.
($ in millions, except per unit figures)

CONFIDENTIAL DRAFT B. Additional Pro Forma Analysis 41

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Low Case
Intrepid Midstream
DCF / LP Unit Accretion / Dilution Sensitivities
Base Intrepid Midstream Operating Case
Tres Palacios Dropdown Case

___________________________________
Source: Management projections.
(1) Assumes drop-down of Tres Palacios asset at 9x FY2014 EBITDA multiple (both status quo and pro forma); financed 50% equity / 50% debt by
Intrepid Midstream . Assumes Intrepid receives 50% of total consideration in Intrepid Midstream units and uses cash proceeds to buyback
Intrepid units.
6.0%
16.4%
25.9%
30.3%
2.8%
11.2%
16.1%
17.2%
(0.2%)
0.8%
2.9%
2.0%
FY2014 FY2015 FY2016 FY2017
GP Transaction & MLP Merger
Base Case
High Case
4.7%
11.8%
19.2%
23.7%
1.6%
7.0%
10.6%
12.0%
(1.3%)
(2.3%)
(1.1%)
(1.6%)
FY2014 FY2015 FY2016 FY2017
Low Case
(1)

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Accretion / Dilution to Intrepid
GP Transaction

___________________________________
Source: Intrepid Management Projections.
($ in millions, except per unit figures; units in millions, except where stated)
Status Quo Adjustments Pro Forma
FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017
EBITDA from Existing Operations $87.9 $102.4 $113.2 $116.5 - - - - $87.9 $102.4 $113.2 $116.5
Distributions from NRGM GP Interest 19.1 23.6 27.5 37.5 - - - - 19.1 23.6 27.5 37.5
Distributions from CMLP LP Interest - - - - 13.6 15.2 16.7 18.0 13.6 15.2 16.7 18.0
Distributions from CMLP GP Interest - - - - 27.9 43.9 58.4 70.8 27.9 43.9 58.4 70.8
Other 0.2 0.2 0.2 0.2 - - - - 0.2 0.2 0.2 0.2
Total Adjusted EBITDA 107.1 126.2 140.8 154.2 41.5 59.1 75.1 88.9 148.6 185.3 215.9 243.1
Cash Interest (15.9) (20.7) (21.6) (21.4) (0.0) (0.2) (0.3) (0.5) (15.9) (20.5) (21.3) (20.9)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) - - - - (4.0) (4.0) (4.0) (4.0)
Total Available Cash 87.3 101.5 115.3 128.8 (0.0) (0.2) (0.3) (0.5) 128.8 160.9 190.7 218.2
Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs 83.1 96.7 109.8 122.7 122.7 153.2 181.6 207.8
Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.563 185.563 185.563 185.563
New Units Issued - - - - - - - -
Ending Common Units 131.750 131.750 131.750 131.750 185.563 185.563 185.563 185.563
Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.563 185.563 185.563 185.563
Distributable Cash Flow per LP Unit $0.66 $0.77 $0.87 $0.98 $0.69 $0.87 $1.03 $1.18
Accretion / (Dilution) (%) 4.8% 12.5% 17.5% 20.3%
Paid Distribution per LP Unit $0.63 $0.73 $0.83 $0.93 $0.66 $0.83 $0.98 $1.12
Accretion / (Dilution) (%) 4.8% 12.5% 17.5% 20.3%
Beginning Total Debt $384.5 $388.5 $428.2 $424.8 $384.5 $386.5 $423.4 $416.4
Drawdown / (Repayment) 4.0 39.8 (3.5) (4.1) 2.0 37.0 (7.1) (8.4)
Ending Total Debt $388.5 $428.2 $424.8 $420.6 $386.5 $423.4 $416.4 $408.0
Debt / EBITDA 3.6x 3.4x 3.0x 2.7x 2.6x 2.3x 1.9x 1.7x

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Accretion / Dilution to Intrepid
GP Transaction & MLP Merger

___________________________________
Source: Intrepid Management Projections.
($ in millions, except per unit figures; units in millions, except where stated)
Status Quo Adjustments Pro Forma
FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017 FY2014 FY2015 FY2016 FY2017
EBITDA from Existing Operations $87.9 $102.4 $113.2 $116.5 - - - - $87.9 $102.4 $113.2 $116.5
Distributions from NRGM GP Interest 19.1 23.6 27.5 37.5 21.9 49.3 67.2 81.0 41.0 72.8 94.7 118.4
Distributions from NRGM LP Interest - - - - 12.0 13.4 14.3 15.2 12.0 13.4 14.3 15.2
Special Distributions from NRGM Interest - - - - 2.8 - - - 2.8 - - -
Other 0.2 0.2 0.2 0.2 - - - - 0.2 0.2 0.2 0.2
Total Adjusted EBITDA
107.1 126.2 140.8 154.2 36.8 62.7 81.4 96.2 143.9 188.9 222.3 250.4
Cash Interest (15.9) (20.7) (21.6) (21.4) (0.0) (0.2) (0.3) (0.5) (15.9) (20.5) (21.3) (20.9)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) - - - - (4.0) (4.0) (4.0) (4.0)
Total Available Cash 87.3 101.5 115.3 128.8 (0.0) (0.2) (0.3) (0.5) 124.1 164.4 197.0 225.5
Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs 83.1 96.7 109.8 122.7 118.2 156.5 187.7 214.8
Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.563 185.563 185.563 185.563
New Units Issued - - - - - - - -
Ending Common Units 131.750 131.750 131.750 131.750 185.563 185.563 185.563 185.563
Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.563 185.563 185.563 185.563
Distributable Cash Flow per LP Unit $0.66 $0.77 $0.87 $0.98 $0.67 $0.89 $1.06 $1.22
Accretion / (Dilution) (%) 1.0% 14.9% 21.4% 24.3%
Paid Distribution per LP Unit $0.63 $0.73 $0.83 $0.93 $0.64 $0.84 $1.01 $1.16
Accretion / (Dilution) (%) 1.0% 14.9% 21.4% 24.3%
Beginning Total Debt $384.5 $388.5 $428.2 $424.8 $384.5 $386.7 $423.5 $416.1
Drawdown / (Repayment) 4.0 39.8 (3.5) (4.1) 2.2 36.8 (7.4) (8.7)
Ending Total Debt $388.5 $428.2 $424.8 $420.6 $386.7 $423.5 $416.1 $407.4
Debt / EBITDA 3.6x 3.4x 3.0x 2.7x 2.7x 2.2x 1.9x 1.6x

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Intrepid
DCF / LP Unit Accretion / Dilution Sensitivities
Base Intrepid Operating Case
Tres Palacios Dropdown Case

___________________________________
Source: Intrepid Management projections.
(1) Assumes drop-down of Tres Palacios asset at 9x FY2014 EBITDA multiple (both status quo and pro forma); financed 50% equity / 50% debt by
Intrepid Midstream. Assumes Intrepid receives 50% of total consideration in Intrepid Midstream units and uses cash proceeds to buyback
Intrepid units.
GP Transaction & MLP Merger
Base Case
High Case
8.7%
28.1%
44.0%
54.2%
1.0%
14.9%
21.4%
24.3%
(5.6%) (5.6%)
(2.7%)
(2.4%)
FY2014 FY2015 FY2016 FY2017
8.3%
41.0%
57.2%
66.1%
0.6%
24.6%
30.1%
31.4%
(6.0%)
(1.1%)
1.3%
0.4%
FY2014 FY2015 FY2016 FY2017
Low Case
(1)

CONFIDENTIAL DRAFT C. Other 46

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
A B C D E F G H I
S&P 500 Alerian MLP
Market Total Levered Unlevered Levered Unlevered
Public Comps Equity Value Debt Debt/Equity Tax Rate Beta Beta Beta Beta
Access Midstream Partners $7,992 $2,500 0.31x 1.6% 0.481 0.368 0.801 0.612
Atlas Pipeline Partners LP 2,393 1,180 0.49x 0.1% 1.328 0.890 1.387 0.929
American Midstream Partners,  LP 173 119 0.69x 0.0% 0.385 0.228 0.689 0.409
Crosstex Energy LP 1,693 1,040 0.61x 0.0% 1.580 0.979 1.688 1.045
DCP Midstream Partners LP 2,971 1,620 0.55x 0.5% 0.957 0.621 1.282 0.831
EQT Midstream Partners 1,599 - 0.00x 33.4% 1.234 1.234 0.768 0.768
Eagle Rock Energy Partners LP 1,630 1,061 0.65x (3.5%) 1.123 0.671 1.097 0.655
Markwest Energy Partners LP 9,404 2,523 0.27x 11.9% 1.000 0.809 1.281 1.036
Regency Energy Partners LP 5,483 2,757 0.50x 1.3% 1.206 0.806 1.516 1.013
Summit Midstream Partners LP 1,335 199 0.15x 1.6% 1.111 0.969 0.726 0.633
Southcross Energy Partners LP 539 261 0.48x 3.4% 0.458 0.312 (0.032) -0.022
Targa Resources Partners LP 4,593 2,393 0.52x 2.2% 1.114 0.738 1.380 0.914
Western Gas Partners 6,252 1,418 0.23x 3.2% 0.624 0.512 0.718 0.589
Cost of Capital Analysis
Cosmic

($ in millions)
______________________________________________
Source: FactSet, Federal Reserve, Ibbotson, company filings.
(1)
(2)
(3)
(4)
(5)
(6)
Alerian
S&P 500 MLP Index
Raw Beta 1.222 1.273
Risk-Free Rate 2.4% 2.4%
Equity Premium 6.7% 7.3%
Cost of Equity 10.6% 11.8%
Cost of GP + LP Equity 10.9% 12.1%
Cost of Equity
(4)
(5)
(2)
(3)
(6)
Cost of equity grossed up by 1 minus the % of CF to IDR to account for incremental cash cost of MLP equity.
Based on 10-year average, annualized monthly returns of Alerian MLP (TR) index, less the 10-year average monthly 20-year treasury bill rate. Data from
5/2/2003-5/1/2013.
Ibbotson long-horizon expected equity risk premium.
Long-term (20-year) U.S. Treasury Coupon Bond Yield
Using median.
At 60% equity / 40% debt capital structure.
Mean 0.703 0.724
Median 0.738 0.768
Mean 1.151 1.186
Median 1.222 1.273
Implied Levered Beta
(1)
:

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
A B C D E F G
Expected
Current - 2014E Current Implied Total Distribution Growth Current Implied Total
Company Distribution CAGR Yield Return Since IPO (CAGR) Yield Return
Access Midstream Partners 16% 4.4% 20% 14% 4.4% 18%
Atlas Pipeline Partners LP 15% 6.5% 21% 3% 6.5% 9%
American Midstream Partners,  LP 0% 9.3% 9% 3% 9.3% 12%
Crosstex Energy LP 12% 7.4% 19% 3% 7.4% 11%
DCP Midstream Partners LP 8% 5.8% 14% 10% 5.8% 16%
EQT Midstream Partners 20% 3.2% 23% 6% 3.2% 9%
Eagle Rock Energy Partners LP 4% 8.7% 13% (8%) 8.7% NM
Markwest Energy Partners LP 11% 5.3% 16% 12% 5.3% 17%
Regency Energy Partners LP 4% 7.2% 11% 4% 7.2% 11%
Summit Midstream Partners LP 9% 6.2% 15% 10% 6.2% 16%
Southcross Energy Partners LP 2% 7.3% 9% 0% 7.3% 7%
Targa Resources Partners LP 10% 6.3% 16% 13% 6.3% 19%
Western Gas Partners 16% 3.6% 20% 13% 3.6% 17%
Median 10% 6% 16% 6% 6% 14%
Mean 10% 6% 16% 6% 6% 14%
Cosmic 5% 8.7% 14% 10% 8.7% 19%
Historical Yield and Expected Total Return
Cosmic Gathering & Processing Peers
____________________________________
Sources: FactSet as of 5/1/2013, Company filings.

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Cost of Capital Analysis
Intrepid Midstream

($ in millions)
Alerian
S&P 500 MLP Index
Raw Beta 0.931 1.145
Risk-Free Rate 2.4% 2.4%
Equity Premium 6.7% 7.3%
Cost of Equity 8.7% 10.8%
Cost of GP + LP Equity 8.9% 11.1%
Cost of Equity
(4)
(5)
(2)
(3)
(6)
______________________________________________
Source: FactSet, Federal Reserve, Ibbotson, company filings.
(1)
(2)
(3)
(4)
(5)
(6)
A B C D E F G H I
S&P 500 Alerian MLP
Market Total Levered Unlevered Levered Unlevered
Public Comps Equity Value Debt Debt/Equity Tax Rate Beta Beta Beta Beta
Blueknight Energy Partners, L.P. $476 $211 0.44x 0.9% 2.485 1.727 2.298 1.597
Boardwalk Pipeline Partners LP 6,882 3,539 0.51x 0.2% 0.725 0.479 0.885 0.585
Buckeye Partners LP 6,459 2,592 0.40x 0.0% 0.901 0.643 1.119 0.798
Delek Logistics Partners LP 765 90 0.12x 0.0% 0.997 0.892 0.777 0.696
El Paso Pipeline Partners LP 9,117 4,338 0.48x 0.1% 0.721 0.489 0.850 0.576
Enbridge Energy Partners LP 9,081 6,032 0.66x 1.1% 0.811 0.490 1.067 0.644
Energy Transfer Partners LP 14,924 16,217 1.09x 2.8% 0.775 0.377 1.035 0.503
Enterprise Products Partners LP 54,604 16,900 0.31x 0.8% 0.868 0.664 1.065 0.815
Genesis Energy LP 3,901 851 0.22x 0.0% 1.134 0.931 1.386 1.138
Global Partners LP 975 1,022 1.05x 1.2% 1.037 0.510 1.280 0.629
Holly Energy Partners LP 2,209 790 0.36x 0.4% 0.808 0.596 1.211 0.893
Lehigh Gas Partners LP 371 260 0.70x 6.4% 1.656 1.000 0.800 0.483
Kinder Morgan Energy Partners LP 35,336 18,885 0.53x 2.5% 0.549 0.361 0.722 0.475
Magellan Midstream Partners LP 11,833 2,393 0.20x 0.5% 0.860 0.716 1.143 0.952
MPLX LP 2,776 11 0.00x 0.0% 1.336 1.330 0.705 0.702
Martin Midstream Partners LP 1,096 529 0.48x 4.7% 0.951 0.651 1.341 0.918
Niska Gas Storage 1,038 780 0.75x 0.0% 0.616 0.352 0.641 0.366
NuStar Energy LP 3,855 2,046 0.53x 5.9% 0.766 0.511 1.036 0.691
Oiltanking Partners L.P. 1,948 149 0.08x 0.0% 0.394 0.366 0.578 0.537
ONEOK Partners LP 11,030 4,811 0.44x 1.9% 0.657 0.460 0.906 0.634
PAA Natural Gas Storage LP 1,835 582 0.32x 0.0% 0.503 0.382 0.653 0.496
Plains All American Pipeline Partners LP 19,324 7,406 0.38x 2.9% 0.795 0.580 1.019 0.743
Rose Rock Midstream 910 135 0.15x 0.0% 0.820 0.714 0.879 0.766
Spectra Energy Partners LP 4,129 1,036 0.25x 0.4% 0.674 0.539 0.856 0.685
Sunoco Logistics Partners LP 6,388 2,313 0.36x 5.1% 0.816 0.607 1.045 0.778
Susser Petroleum Partners LP 673 200 0.30x 31.6% 0.423 0.352 0.472 0.392
TC Pipelines Partners LP 2,427 688 0.28x 0.0% 0.628 0.489 0.840 0.655
Tesoro Logistics LP 2,793 754 0.27x 0.0% 0.494 0.389 0.801 0.630
TransMontaigne Partners LP 660 184 0.28x 0.0% 0.912 0.713 1.169 0.914
Williams Partners LP 21,353 8,437 0.40x 0.1% 0.954 0.684 1.198 0.859
Mean 0.633 0.718
Median 0.559 0.688
Implied Levered Beta
(1)
:
Mean 1.045 1.186
Median 0.931 1.145
Cost of equity grossed up by 1 minus the % of CF to IDR to account for incremental cash cost of MLP equity.
Based on 10-year average, annualized monthly returns of Alerian MLP (TR) index, less the 10-year average monthly 20-year treasury bill rate. Data from
5/2/2003-5/1/2013.
Ibbotson long-horizon expected equity risk premium.
Long-term (20-year) U.S. Treasury Coupon Bond Yield
Using median.
At 60% equity / 40% debt capital structure.

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
A B C D E F G
Expected
Current - 2014E Current Implied Total Distribution Growth Current Implied Total
Company Distribution CAGR Yield Return Since IPO (CAGR) Yield Return
Blueknight Energy Partners, L.P. 17% 5.3% 22% (12%) 5.3% NM
Boardwalk Pipeline Partners LP 1% 7.1% 8% 6% 7.1% 13%
Buckeye Partners LP 2% 6.8% 9% 5% 6.8% 12%
Delek Logistics Partners LP 12% 4.9% 17% 5% 4.9% 10%
El Paso Pipeline Partners LP 7% 5.9% 13% 16% 5.9% 22%
Enbridge Energy Partners LP 3% 7.5% 11% 3% 7.5% 10%
Energy Transfer Partners LP 4% 7.3% 11% 10% 7.3% 17%
Enterprise Products Partners LP 7% 4.5% 11% 8% 4.5% 12%
Genesis Energy LP 12% 4.2% 16% 8% 4.2% 12%
Global Partners LP 9% 6.6% 16% 5% 6.6% 11%
Holly Energy Partners LP 7% 5.1% 12% 8% 5.1% 13%
Lehigh Gas Partners LP 12% 7.3% 19% 0% 7.3% 7%
Kinder Morgan Energy Partners LP 6% 6.0% 12% 12% 6.0% 18%
Magellan Midstream Partners LP 11% 3.9% 15% 12% 3.9% 16%
MPLX LP 21% 2.9% 24% 8% 2.9% 11%
Martin Midstream Partners LP 2% 7.5% 10% 4% 7.5% 12%
Niska Gas Storage 0% 9.3% 9% 0% 9.3% 9%
NuStar Energy LP 0% 8.9% 9% 5% 8.9% 14%
Oiltanking Partners L.P. 14% 3.2% 17% 11% 3.2% 14%
ONEOK Partners LP 7% 5.7% 13% 5% 5.7% 11%
PAA Natural Gas Storage LP 2% 6.6% 9% 2% 6.6% 9%
Plains All American Pipeline Partners LP 9% 4.1% 13% 2% 4.1% 6%
Rose Rock Midstream 14% 4.1% 18% 12% 4.1% 16%
Spectra Energy Partners LP 6% 5.2% 11% 10% 5.2% 15%
Sunoco Logistics Partners LP 18% 3.8% 22% 13% 3.8% 17%
Susser Petroleum Partners LP 11% 5.7% 17% 0% 5.7% 6%
TC Pipelines Partners LP 3% 6.9% 10% 4% 6.9% 11%
Tesoro Logistics LP 22% 3.2% 25% 18% 3.2% 21%
TransMontaigne Partners LP 9% 5.6% 15% 6% 5.6% 12%
Williams Partners LP 8% 6.6% 15% 13% 6.6% 19%
Median 8% 6% 13% 6% 6% 12%
Mean 9% 6% 14% 7% 6% 13%
Intrepid Midstream 9% 6.2% 15% 5% 6.2% 12%
Historical Yield and Expected Total Return
Intrepid Midstream Transportation & Logistics Peers
____________________________________
Sources: FactSet as of 5/1/2013, Company filings.

$25
$20
$15
$10
$5
$0
MPLX $3.2
TLLP $3.3
OILT $2.1
SXL $11.0
MMP $14.1
RRMS $1.1
PAA $36.3
GEL $4.7
EPD $71.4
DKL $0.8
HEP $3.1
SEP $5.6
TLP $0.9
SUSP $0.7
OKS $19.9
EPB $16.6
KMP $86.5
Intrepid Mid $3.0
WPZ $39.2
GLP $2.0
BPL $9.1
TCLP $3.2
BWP $11.1
LGP
ETP $47.3
EEP $17.3
MMLP $1.7
NS $6.3
EQM $1.6
WES $9.0
ACMP $11.0
MWE $11.9
DPM $5.4
SMLP $1.6
NGLS $8.6
APL $3.8
RGP $8.5
SXE $0.8
XTEX $2.8
Cosmic $2.5
AMID $0.3
WGP $7.9
ATLS $2.9
XTXI $0.8
TRGP $2.8
KMI $53.5
ETE $20.6
AHGP $3.6
Intrepid $3.2
NSH $1.3
Intrepid Mid $5.9
Intrepid $2.1

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
MPLX 24%
TLLP 17%
OILT 25%
SXL 22%
MMP 15%
RRMS 14%
PAA 16%
GEL 11%
EPD 18%
DKL 12%
HEP 11%
SEP 17%
TLP 13%
SUSP 15%
OKS 17%
EPB 12%
KMP 13%
Intrepid Mid 16%
WPZ 15%
GLP 15%
BPL 9%
TCLP 9%
BWP 8%
LGP 11%
ETP 20%
EEP 11%
MMLP 9%
NS 9%
EQM 23%
WES 20%
ACMP 21%
MWE 17%
DPM 15%
SMLP 16%
NGLS 17%
APL 21%
RGP 11%
SXE 19%
XTEX 9%
Cosmic 13%
AMID 9%
WGP 38%
ATLS 84%
XTXI 44%
TRGP 34%
KMI 14%
ETE 14%
AHGP 14%
Intrepid 16%
NSH 8%

TUDOR PICKERING HOLT & CO

CONFIDENTIAL DRAFT
Midstream MLP Benchmarking
Total Expected Return – NTM (1)

Median: 14% Median: 16% Median: 16%
__________________________________
Source: Company filings, FactSet as of 5/1/2013.
(1)
Pro
Forma
Enterprise Value
($ billions)
Gathering & Processing Transportation & Logistics General Partners
Current yield plus current to 2014E distribution growth, per Wall Street Research.

12%
10%
8%
6%
4%
2%
0%
MPLX 2.9% 2.9%
TLLP 3.4% 3.2%
OILT 3.3% 3.2%
SXL 5.2% 3.8%
MWP 3.9% 3.9%
RRMS 4.1% 4.1%
PAA 5.9% 4.1%
GEL 4.2% 4.2%
EPD 4.5% 4.5%
DKL 4.9% 4.9%
HEP 5.1% 5.1%
SEP 5.9% 5.2%
TLP 6.3% 5.6%
SUSP 5.7% 5.7%
OKS 7.9% 5.7%
EPB 7.8% 5.9%
KMP 10.7% 6.0%
Intrepid Mid 6.6% 6.2%
WPZ 9.1% 6.6%
GLP 6.9% 6.6%
BPL 6.8% 6.8%
TCLP 6.9% 6.9%
BWP 7.7% 7.1%
LGP 7.3% 7.3%
ETP 11.3% 7.3%
EEP 8.8% 7.5%
MMLP 8.2% 7.5%
NS 10.0% 8.9%
EQM 3.2% 3.2%
WES 4.4% 3.6%
ACMP 4.6% 4.4%
MWE 5.3% 5.3%
DPM 7.4% 5.8%
SMLP 6.2% 6.2%
NGLS 8.1% 6.3%
APL 6.9% 6.5%
RGP 7.4% 7.2%
SXE 7.3% 7.3%
XTEX 7.7% 7.4%
Cosmic 10.1% 8.7%
AMID 9.3% 9.3%
WGP 2.0%
ATLS 2.5%
XTXI 2.7%
TRGP 3.1%
KMI 3.9%
ETE 4.4%
AHGP 5.1%
Intrepid 5.3%
NSH 7.2%

50%
40%
30%
20%
10%
0%
MPLX 0%
TLLP 5%
OILT 1%
SXL 28%
MWP 0%
RRMS 0%
PAA 30%
GEL 0%
EPD 0%
DKL 0%
HEP 0%
SEP 12%
TLP 11%
SUSP 0%
OKS 28%
EPB 25%
KMP 44%
Intrepid Mid 6%
WPZ 28%
GLP 4%
BPL 0%
TCLP 0%
BWP 7%
LGP 0%
ETP 35%
EEP 15%
MMLP 9%
NS 11%
EQM (0%)
WES 17%
ACMP 4%
MWE 0%
DPM 21%
SMLP 0%
NGLS 23%
APL 6%
RGP 3%
SXE 0%
XTEX 4%
Cosmic 14%
AMID 0%
WGP NA
ATLS NA
XTXI NA
TRGP NA
KMI NA
ETE NA
AHGP NA
Intrepid NA
NSH NA
Intrepid Mid 11%

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Midstream MLP Yield & IDR Participation
Current Yield and Breakeven Yield (1)
% of CF to IDRs (2)

Median: 5.5% /6.4% Median: 6.0% /7.1% Median: 3.9%
Gathering & Processing Transportation & Logistics General Partners
Median: 5.0% Median: 2.7%
___________________________________
Source: Company filings, FactSet as of 5/1/2013.
(1)
(2)
(3)
Pro
Forma
(3)
FY1 (year ending 9/30/14) cash flow split for pro forma entity per Management projections.
Cash distributed to incentive distribution rights based on the current distribution/unit.
Breakeven yield refers to MLP yield divided by one minus the percentage of cash flows entitled to owners of the incentive distribution rights.

45x
40x
35x
30x
25x
20x
15x
10x
5x
25.2x
17.7x
23.3x
14.0x
18.1x
14.4x
17.0x
17.9x
15.0x
15.8x
15.3x
20.4x
12.6x
14.0x
15.4x
14.2x
16.6x
15.4x
15.5x
10.6x
14.4x
18.2x
14.2x
12.0x
14.7x
13.3x
12.4x
12.8x
15.6x
20.3x
13.4x
17.5x
14.5x
13.2x
13.6x
10.4x
14.8x
17.4x
11.8x
14.1x
9.4x
44.8x
29.3x
30.3x
24.9x
24.1x
20.2x
18.4x
19.4x
14.0x
15.8x
MPLX
TLLP
OILT
SXL
MMP
RRMS
PAA
GEL
EPD
DKL
HEP
SEP
TLP
SUSP
OKS
EPB
KMP
Intrepid Mid
WPZ
GLP
BPL
TCLP
BWP
LGP
ETP
EEP
MMLP
NS
EQM
WES
ACMP
MWE
DPM
SMLP
NGLS
APL
RGP
SXE
XTEX
Cosmic
AMID
WGP
ATLS
XTXI
TRGP
KMI
ETE
AHGP
Intrepid
NSH
Intrepid Mid

45x
40x
35x
30x
25x
20x
15x
10x
5x
17.0x
11.5x
19.4x
13.3x
16.1x
7.7x
15.8x
15.0x
14.0x
13.8x
14.0x
17.5x
12.3x
11.3x
12.7x
13.6x
14.4x
11.3x
11.9x
10.3x
13.0x
15.8x
13.4x
10.4x
12.3x
11.4x
11.3x
10.8x
11.3x
15.0x
10.4x
12.2x
10.4x
12.0x
10.5x
8.2x
12.5x
11.7x
9.0x
11.0x
8.3x
33.1x
20.5x
23.2x
19.4x
24.1x
18.2x
17.2x
17.9x
13.2x
11.9x
MPLX
TLLP
OILT
SXL
MMP
RRMS
PAA
GEL
EPD
DKL
HEP
SEP
TLP
SUSP
OKS
EPB
KMP
Intrepid Mid
WPZ
GLP
BPL
TCLP
BWP
LGP
ETP
EEP
MMLP
NS
EQM
WES
ACMP
MWE
DPM
SMLP
NGLS
APL
RGP
SXE
XTEX
Cosmic
AMID
WGP
ATLS
XTXI
TRGP
KMI
ETE
AHGP
Intrepid
NSH
Intrepid Mid

TUDOR PICKERING HOLT & CO
ENERGY INVESTMENT & MERCHANT BANKING

CONFIDENTIAL DRAFT
Midstream MLP Valuation Multiples
__________________________________
Source: Company filings, FactSet as of 5/1/2013.
(1) Pro forma Intrepid Midstream valued at status quo unit price (6.9% yield).
EV / 2013E EBITDA
EV / 2014E EBITDA

Median: 14.8x Median: 14.2x
Median: 13.2x Median: 11.0x
Median: 25.4x
(EV / Unlevered DCF)
Gathering & Processing Transportation & Logistics General Partners
Median: 20.8x
(EV / Unlevered DCF)
Pro
Forma
(1)
Pro
Forma
(1)

CONFIDENTIAL DRAFT
Tudor, Pickering, Holt & Co., LLC is an integrated energy investment and merchant bank, providing high quality advice and services to institutional and corporate clients. Through the company’s two broker-
dealer units, Tudor, Pickering, Holt & Co. Securities, Inc. (TPHCSI) and
Tudor, Pickering, Holt & Co. Advisors, LLC (TPHCA), the company offers securities and investment banking services to the energy community.
TPH Asset Management, LLC (TPHAM) is an SEC registered investment adviser that delivers a suite of energy investment strategies. TPH
Partners Management, LLC is an SEC exempt reporting advisor. Certain employees of TPHAM are also employees of TPHCSI.
The firm, headquartered in Houston, Texas, has approximately
150 employees and offices in Denver, Colorado; and in New York, New
York. Its affiliate, Tudor, Pickering Holt & Co. International, LLP, is
located in London, England.
Contact Us
Houston (Research, Sales and Trading):  713-333-2960
Houston (Investment Banking):  713-333-7100
Denver (Sales):  303-300-1900
Denver (Investment Banking): 303-300-1900
New York (Investment Banking): 212-610-1660
New York (Research, Sales): 212-610-1600
London: +011 44(0) 20 3008 6428
www.TudorPickeringHolt.com
About The Firm
Disclosure Statement

Tudor, Pickering, Holt & Co. does not provide accounting, tax or legal advice.
In addition, we acknowledge that, subject to applicable law, you (and your employees, representatives and other agents) may disclose any aspects of any potential transaction or structure described herein that are necessary to support
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opinions and other tax analyses) related to those benefits, with no limitations
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The information contained herein is confidential (except for information relating
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